

Strictly Private & Confidential

World Kitchen Group, Inc.
Investor Presentation

June 2016

GP Investments

WORLD KITCHEN

Disclaimer

Investor Presentation

This communication is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination between WKI Holding Company Inc. ("WKI") and GP Investments Acquisition Corp. ("GPIAC") and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this communication. Any data on past performance, modeling or back-testing contained herein is no indication as to future performance. GPIAC assumes no obligation to update the information in this communication.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or an invitation to purchase any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed business combination between WKI and GPIAC or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Important Information For Investors And Stockholders

In connection with the transactions referred to in this communication, on May 13, 2016 GPIAC filed a registration statement on Form S-4 (File No.: 333-211355) with the Securities and Exchange Commission ("SEC") containing a preliminary proxy statement of GPIAC that also constitutes a preliminary prospectus of GPIAC. After the registration statement is declared effective GPIAC will mail a definitive proxy statement/prospectus to stockholders of GPIAC and stockholders of WKI. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that GPIAC may file with the SEC and send to GPIAC's stockholders and/or WKI's stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by GPIAC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GPIAC will be available free of charge by contacting GPIAC at 150 E. 52nd Street, Suite 5003, New York, New York 10022, Attn: Investor Relations.

Participants in the Solicitation

GPIAC and WKI and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of GPIAC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 28, 2016. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan",

Disclaimer (Cont'd)

"intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the proposed transaction between GPIAC and WKI, the estimated or anticipated future results and benefits of GPIAC and WKI following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of GPIAC and WKI management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding GPIAC's and WKI's respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which GPIAC and WKI operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which WKI operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of GPIAC's or WKI's management team; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of GPIAC and/or the stockholders of WKI for the transaction is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of GPIAC and WKI; uncertainty as to the long-term value of GPIAC common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in GPIAC's Annual Report on Form 10-K for the year ended December 31, 2015 under the heading "Risk Factors," as updated from time to time by GPIAC's Quarterly Reports on Form 10-Q and other documents of GPIAC on file with the SEC or in the proxy statement/prospectus that will be filed with the SEC by GPIAC. There may be additional risks that neither GPIAC nor WKI presently know or that GPIAC and WKI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide GPIAC's and WKI's expectations, plans or forecasts of future events and views as of the date of this communication. GPIAC and WKI anticipate that subsequent events and developments will cause GPIAC's and WKI's assessments to change. However, while GPIAC and WKI may elect to update these forward-looking statements at some point in the future, GPIAC and WKI specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GPIAC's and WKI's assessments as of any date subsequent to the date of this communication.

Non-GAAP Financial Measures

This communication includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA, which are supplemental measures of performance that are neither required by, nor presented in accordance with, U.S. generally accepted accounting principles ("GAAP"). EBITDA is calculated as earnings before interest and taxes plus depreciation and amortization. Adjusted EBITDA is calculated as EBITDA, excluding the impact of certain items that WKI management does not consider representative of its ongoing operating performance. A reconciliation of such non-GAAP financial measures to GAAP financial measures is included as an appendix hereto.

GPIAC believes that such non-GAAP financial measures provide useful supplemental information to its board of directors, management and investors regarding certain financial and business trends relating to WKI's financial condition and results of operation. GPIAC believes such measures, when viewed in conjunction with its consolidated financial statements, consistency and comparability with WKI's past financial performance, facilitate period-to-period comparisons of operating performance and may facilitate comparisons with other companies. Undue reliance should not be placed on these measures as WKI's only measures of operating performance, nor should such measures be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as used in respect of WKI may not be comparable to similarly titled amounts used by other companies.

Today's Presenters

Antonio Bonchristiano

CEO at GPIAC and GP Investments

Danilo Gamboa

Incoming Chief Executive Officer at World Kitchen; Managing Director at GP Investments

Stephen Earhart

SVP and Chief Financial Officer at World Kitchen

Kris Malkoski

President, Global Business & Chief Commercial Officer

Agenda


WORLD
KITCHEN

I. Introduction

Transaction Overview

- **On April 18, 2016, GP Investments Acquisition Corp. (NASDAQ: "GPIAU"; "GPIA"; GPIAW") entered into a definitive agreement to acquire WKI Holding Company, Inc. ("WKI")**
  - World Kitchen manufactures and markets homeware products in the U.S. and internationally under well-recognized brands including Corelle, Pyrex, CorningWare and Snapware
  - Following consummation of the transaction, GPIAC will be renamed World Kitchen Group, Inc. and intends to trade on NASDAQ as "WDKN"
- **Transaction highlights:**
  - Leading global housewares company with iconic brands and significant future opportunity for growth
  - Enterprise Value of approximately US$566 million(1)
  - Attractive purchase valuation at 7.2x 2016E adj. EBITDA of US$78 million (~20% discount to peers(2))
  - Modest net PF leverage of 3.3x at close(4) and 2.7x at YE 2016E
  - GP Investments will be the largest single shareholder with 9.3 million shares of common stock, representing ~28%(3) PF ownership
  - Pro forma cash balance of US$43 million(4) to fund future growth
- **Confidence in growth potential and value creation opportunity of merged entity:**
  - GP Investments will co-invest an additional US$50 million of capital alongside investors in the form of new common equity at US$10.00 per share
  - Current WKI shareholders will roll equity to participate in the upside of the merged entity, translating into ~20%(3) PF ownership
- **The debt financing will consist of:**
  - $100 million 5-year Senior Secured Asset-Based Revolving Credit Facility (the "ABL Revolver"), undrawn at close
  - $275 million 7-year Senior Secured Term Loan B
- **The transaction is expected to close in July 2016**

(1) Based on 33.0mm shares outstanding at US$10.00/share and net debt of US$236mm.
(2) The peers include Helen of Troy, Newell Rubbermaid, Spectrum Brands, Tupperware Brands, De'longhi, SEB, Nobia and Libbey.
(3) Based on US$10.00 per share.
(4) Assumes no redemptions of GPIA public shares.

GP Investments History of Success

Founded in 1993 with investments in over 50 companies, GP Investments is a leading alternative investments firm with over 20 equity capital market executions.

Select Transaction Examples

Investment	Initial Investment Date (Exit)	Overview	Return Highlights
FOGO DE CHÃO	2006 (2012)	Leading full-service Brazilian steakhouses in the US and Brazil; GP grew the restaurant base from three to seven in Brazil and from six to eighteen in the United States	***Overall investment generated a 24% IRR and 3.4x cash-on-cash (in US$ terms) in six years***
hypermarcas	2007 (2009)	Diversified consumer goods company with over 150 brands	***Overall investment generated a 56% IRR and 2.4x cash-on-cash (in US$ terms) just two years after the original investment***
BRMALLS	2006 (2010)	Brazil's largest integrated shopping mall company; Led by a GP Partner, BR Malls grew its portfolio from six to forty malls	***Overall investment generated a 47% IRR and 3.2x cash-on-cash (in US$ terms) in four years***

Track Record of Success With US$5 Billion of Capital Raised Across 15 Sectors

Beleza Natural, tempo, Centauro, Estácio, BHG, sascar, BR Towers, World Kitchen

Source: Company information, Factset, Capital IQ and Mergermarket.

GP's Investment Philosophy



- Value creation through **active management and operationally-oriented approach**
- **Significant ownership structures** that ensure influence and implementation of strategic change
- **Accelerated growth** through revenue and margin expansion and M&A

Core Principles	Management Tools
1 Attraction, retention and development of the best talents	1 Robust approach for effective board monitoring
2 Focus on results and search for excellence	2 Flat hierarchical structures and open communication
3 Transparency and ethics in the conduct of business	3 Permanent focus on cost control
4 Alignment of interests and meritocracy	4 Disciplined performance-based compensation
5 Management by measurement	5 Management techniques: EVAtm, Six Sigma, Zero Based Budget, Goal-Based Management

Thesis for Investment in World Kitchen

Multiple Value Creation Levers to Drive Growth

Branded Consumer Products Company	Global Footprint	Industry-Leading Innovation	Stable Organic Growth Profile	Compelling Consolidation Opportunity
Iconic Brands with Leading Market Share in Key Categories	High Growth Emerging Market Exposure	Proprietary Technology	Predictable and Attractive Cash Flow Generation	Highly Fragmented Homeware Space

Detailed due diligence process with numerous top-tier third party consultants engaged across functions including business, manufacturing, legal, financial, insurance and IT

WORLD KITCHEN


WORLD
KITCHEN

II. World Kitchen Overview

Snapshot of World Kitchen

Diverse Portfolio of Key Leading Brands

CORELLE | pyrex | Snapware | VISIONS | CORNINGWARE | CHICAGO CUTLERY





Snapware





FY 2015 Net Sales by Geography



North America
Asia Pacific
Latin America/EMEA
3%
28%
68%

Total Net Sales: US$672mm

Key Financials

Net Sales
(US$ in millions)



$630
$644
$672
$680
FY 2013
FY 2014
FY 2015
FY 2016E

Adj. EBITDA
(US$ in millions)



$71
$75
$77
$78
FY 2013
FY 2014
FY 2015
FY 2016E

Source: Company's audited financials, NPD and ACNielsen POS Data. YTD Ending December 2014A
(1) Other brands include Baker's Secret, EKCO, OLFA, Magnalite and Revere, which consist of 7% of FY2015 net sales.

WORLD KITCHEN

Key Brand Highlights



Brands	Brand Highlights	Net Sales	Representative Products

CORELLE

- Launch:1970
- Sold in over 50 countries
- #1 brand in Dinnerware market in U.S., Korea, Canada and Singapore
- Corelle ® is estimated to be in 1/3rd of all American homes
- Proprietary manufacturing process; Vitrelle® glass technology is unmatched in the world
- In APAC, Corelle® has a premium positioning, strong distribution in high end channels and commands significantly higher margins
- The "lead" brand for World Kitchen's penetration of many developed and emerging Asian countries

(US$ in millions)



231
234
242
236
2012A
2013A
2014A
2015A



pyrex

- Launch: 1915
- #1 brand in glass bakeware and glass food storage
- 91% total recognition in the U.S. – higher than nearly any consumer branded product
- Sold at a 50% to 100% price premium to the #2 brand
- For consumers the brand is synonymous with quality and dependability, driving premium pricing relative to other glass vessels
- Pyrex® measuring cup is one of the most ubiquitous and identifiable items in U.S. kitchens
- Recognized as #1 bakeware brand in 2014 and 2015

(US$ in millions)



132
130
139
163
2012A
2013A
2014A
2015A



WORLD KITCHEN

Key Brand Highlights



Brands	Brand Highlights	Net Sales	Representative Products
Snapware	■ Launch: 1999 ■ Leading plastic and glass storage brand with innovative lid technology ■ Dramatic increase in brand awareness, grown from 14% to 41% since acquisition in December 2010 ■ Comprehensive product line consists of innovative and easy-to-use storage products offered at a competitive, mid-range price point in both plastic and glass	*(US$ in millions)* 	
VISIONS	■ Launch: 1982 ■ Pioneer in glass cookware with claim to launching the first see-through cooking vessel for stovetop use ■ Maintains a loyal following and remains the leading see-through cookware product in APAC ■ Commands a 30% price premium over its top competitor ■ Highly desirable safety messaging with Chinese consumers	*(US$ in millions)* 	
CorningWare	■ Launch: 1958 ■ #1 brand in ceramic bakeware ■ 21% category share and 64% brand awareness ■ Highly versatile product portfolio, suited for use in conventional, convection and microwave ovens, with the ability to store in the refrigerator or freezer and clean in the dishwasher	*(US$ in millions)* 	

2012A: 56
2013A: 62
2014A: 64
2015A: 63

2012A: 28
2013A: 33
2014A: 37
2015A: 43

2012A: 48
2013A: 43
2014A: 42
2015A: 42

WORLD KITCHEN

U.S. Homewares – Stable and Large Category

U.S. Homewares Market [1]

(US$ in billions)



2% CAGR
2% CAGR
10.4
10.7
11.0
11.1
11.3
11.6
11.8
2012
2013
2014
2015
2016
2017
2018

Highly Fragmented U.S. Homewares Market

Cookware

VISIONS, REVERE, Magnalite, All-Clad, Calphalon, Cuisinart, Emeril, IKEA, LE CREUSET, Pampered Chef, T-fal, Private Label

Dinnerware

CORELLE, Better Homes, Fiesta, kate spade, LENOX, MIKASA, Noritake, ONEIDA, Pfaltzgraff, WEDGWOOD, Private Label

Bakeware

pyrex, CorningWare, anchor, good cook, LE CREUSET, Pampered Chef, Private Label

Food Storage

pyrex, Snapware, anchor, GLAD, OXO, Rubbermaid, Sterilite, Tupperware, Private Label

Source: Euromonitor, IBIS World Kitchenware and Cookware Market Research.

(1) Includes cookware, kitchen tools and gadgets, food storage, beverageware, dinnerware, cutlery/kitchen utensils, bakeware, and flatware.

WORLD KITCHEN

Leading Approach to Integrated Marketing

Redefining how the consumer interacts with the World Kitchen Brand, with a shifting focus from "talking at" the consumer to establishing a more contemporary relationship–better understanding their interests.

Branded Websites

CORELLE | pyrex | Snapware | CorningWare | Chicago Cutlery | Baker's Secret

Metric	2012A	2015A	Change
Visitor Sessions	2.5 million	10.7 million	*+8.2 million*
Page Views	10 million	46 million	*+36 million*
Digital Content Assets	1,867	30,649	*+28,782*
Video Views	3,600	5.2 million	*+5.2 million*
Facebook Likes	33,000	1,495,271	*+1,462,271*
Social Posts	79	9,179	*+9,100*
Digital Impressions	36 million	848 million	*+812 million*

Retailer Engagement


ibotta
moasis
POWER REVIEWS
CHANNELIQ
retailgence

Branded Content


blogtalkradio
the knot
loverly
videology
Outbrain

Content Sharing


CNN
npr
About.com

Social / Community Platforms


YouTube

WORLD KITCHEN

Track Record of Innovation



	North America	Asia	Latam / EMEA
CORELLE	 Market Street	 Corelle Tumblers Gen 1 +2 Corelle; Coordinates; Footed Rice Bowl Collection	 11 New Pattern Designs
pyrex	 Gadgets; 4-Lock Glass Storage; Sculptured Glass; Leak-proof 4-latch line; Soon to Launch Breakthrough Color Infusion Technology	 Pyrex Measuring Cup Accessories; Sourced Glass Storage Japan NPD: Storage, Pyrex	 Fuego; 4 tab storage (Q1); Metal Bakeware
Snapware	 Drop-in Accessories for TS Glass; Smart Store Dividers	 New 4-Latch Storage; Sourced Plastic Storage (Linuo)	 Eco Pure EMEA; Drop in accessories for TS Glass
CORNINGWARE	 CW Color & Pattern	 Essentials- Australia; Pyroceram Flair	 Cast Aluminum Series; CW by Corningware Line Extensions; Pyroceram Flair
CHICAGO CUTLERY	 Tablet Prep Set; Sandwich Set; Kinzie Shift Block	 Vivid Cutlery Blocks; Open Stock and Scissors	 Tablet Prep Set; Dual Sharpener; Insignia2

WORLD KITCHEN


WORLD
KITCHEN

III. Investment Highlights

Key Investment Highlights

WORLD KITCHEN

1. Leading Market Positions via Iconic Brand Portfolio in Large and Stable Homeware Sector
2. Diverse, Global Footprint Across Multiple Brands, Channels and Retail Partners
3. Significant Presence in High Growth Emerging Markets
4. Proprietary Technology and Track Record of Innovation
5. Solid Financial Performance with Consistent Growth
6. Three Pillar Strategy for Growth and Value Creation
   - 6A Continued Organic Growth
   - 6B Platform Optimization
   - 6C Sector Consolidation Opportunity

1 Leading Market Share and Iconic Global Brands

Brands	% 2015 Net Sales	Product Category	Current Market Share
CORELLE	35%	Dinnerware	No.1 in Korea No.1 in U.S. No.1 in Canada No.1 in Singapore
pyrex	24%	Glass Bakeware Glass Food Storage Glass Prepware	No.1 in U.S. No.1 in Canada in Glass Bakeware No.2 in Canada in Glass Food Storage
Snapware	9%	Storage	No.4 in U.S. in both Plastic (Non-Diposable) and Glass Food Storage No.1 in both "better" and "best" Storage segments
VISIONS	6%	Cookware	No.1 in Asia Pacific No.1 in China
CorningWare	6%	Bakeware	No.1 in U.S. No.1 in Canada
Chicago Cutlery	4%	Cutlery	No.3 in U.S.

Other Brands: OLFA, Baker's Secret, ekco, Magnalite, REVERE

Source: Management and Company's audited financials.

World Kitchen

2 Diverse, Global Footprint Across Products and Channels

Net Sales by Geography (2015)



Latin America/EMEA 3%
Asia Pacific 28%
North America 68%

Total US$672MM

North American Channel Mix (2015)



Online (1) 5%
Hardware 2%
Other 8%
Grocery 8%
OLFA 9%
Department 10%
Club 10%
Outlet/Stores 17%
Mass 31%

Net Sales by Brand (2015)



Other(4) 7%
2%
4%
OLFA 6%
CorningWare 6%
Visions 6%
Snapware 9%
24% pyrex
35%

Total US$672MM

Asia Pacific Channel Mix (2015)



Specialty Channel 5%
Mom & Pop 4%
Online (1) 5%
Premium 6%
Outlets/Stores 7%
Department 17%
Mass 24%
TVHS 32%

Source: Management.
(1) Includes worldkitchen.com and all online-only retailers; major brick and mortar retailers' online channel is included within their respective segments.
(2) Other brands include: EKCO, Revere and Magnalite.

WORLD KITCHEN

3 Significant Presence in High Growth Emerging Markets



Emerging Markets Platform Highlights

China Net Sales
(US$ in millions)



27.6% CAGR
$32
$43
$49
$66
2012
2013
2014
2015

CAGR Since 2006: 60%+

Korea Net Sales
(US$ in millions)



5.9% CAGR
$49
$54
$57
$58
2012
2013
2014
2015

Large Untapped Opportunity in Other High-Growth Markets

Underlying Demographics Support Untapped High Growth Opportunities through Continued Geographic and Product Expansion Initiatives

APAC

Country	Viable Households(1)	2015A Net Sales
China	65.0	$66MM
Japan	38.2	$5MM
India	23.1	$6MM
South Korea	10.2	$58MM
Australia	6.3	$25MM
Indonesia	3.3	
Taiwan	3.1	
Malaysia	3.0	
Hong Kong	2.0	
Thailand	1.9	
Philippines	1.6	
Vietnam	1.3	
Singapore	1.0	

Source: Management, Company's audited financials and Euromonitor.
(1) Euromonitor and management estimate.

4 Proprietary Technology

Proprietary Technology

- World Kitchen houses proprietary glass-making know-how and processes
  - Only manufacturer of unique 3-layer Vitrelle® glass used in Corelle
  - Vitrelle® is a lightweight yet stronger and more durable glass product relative to competition
- In-house manufacturing processes account for 62% of products
- Manufacturing model emphasizes the MADE IN USA halo, which is critical to consumers and retailers globally
- Optimized distribution with East Coast distribution facility in Greencastle, PA, West Coast distribution facility in Riverside, CA and facility in Johor Bahru, Malaysia

Vitrelle® Glass Process



Strategic, Low-Cost Sourcing Model

Brand	In-House	Sourced
Corelle	✓	
pyrex	✓	✓ [1]
CorningWare		✓
Snapware	✓	✓ [1]
Chicago Cutlery		✓
OLFA		✓ [2]
Visions		✓

Source: Management.
(1) Sourced for select SKUs.
(2) World Kitchen is the exclusive North America distributor.

WORLD KITCHEN

4 Track Record of Innovation

Track Record of Innovation

	2013A	2014A	2015A
Vitality Index[1]	22%	26%	30%
Global Product Launches	21	31	37

Case Studies on Innovation

Products	Brands	Features
	CORELLE	✓ Premium price point and positioning
	Snapware	✓ Interchangeable lid fit on glass and plastic
	pyrex	✓ Breakthrough color infusion technology

Development History (Since 2011)


2011 Chicago Cutlery Essentials
2013 Corelle/Snapware Serve and Store
2015 CorningWare FW Extensions
2015 Pyrex 100th Anniversary
2015 Snapware Steamer
2015 Snapware Produce Keeper
2015 Baker's Secret Gadgets
2016 Pyrex's Leak-Proof 4-Latch Line
2011 CorningWare Etch
2013 Baker's Secret Colored Metal Bakeware
2013 Pyrex Textured Mixing Bowl
2015 Visions Flair
2015 Pyrex Vintage Charm
2015 Pyrex Fuego Cookware
2016 Corelle Market Street
2011 Pyrex Easy Grab Bakeware
2013 Chicago Cutlery ProHold
2013 Snapware Total Solutions
2015 Corningware Cast Aluminum Stove Top
2015 Chicago Cutlery West Town
2011
2012
2013
2014
2015
2016
2014 Corelle Cherish
2014 Snapware On the Go
2014 Corelle Swept
2014 CorningWare CW
2012 Pyrex Portables
2012 Pyrex All Glass Storage
2012 Pyrex No Leak Clear
2012 Snapware Mods
3Q12 CorningWare French White Refresh
2012 Chicago Cutlery Belmont
2012 Chicago Cutlery Design Pro

(1) Reflects % of net sales coming from products launched in the last 3 years.

WORLD KITCHEN

5 Solid Financial Performance with Consistent Growth

Revenue and Revenue Growth

(US$ in millions)



Acquisition of Snapware in December 2010.
2011 – 2015: 3.6% CAGR
%Growth
$516
$497
$526
$583
$617
$630
$644
$672
(3.8%)
6.0%
10.8%
5.8%
2.1%
2.3%
4.3%
2008
2009
2010
2011
2012
2013
2014
2015

Adj. EBITDA and EBITDA Margin

(US$ in millions)



2011 – 2015: 6.1% CAGR
% Margin
$47
$48
$53
$60
$63
$71
$75
$77
9.0%
9.7%
10.1%
10.4%
10.2%
11.2%
11.6%
11.4%
2008
2009
2010
2011
2012
2013
2014
2015

WORLD KITCHEN

6 Three Pillar Strategy for Growth in Sales and Profitability

- Online
- New Channels, Categories
- Revitalize Brands


Continued Organic Growth
Platform Optimization
Sector Consolidation Opportunity
WORLD KITCHEN
GP Investments

- Optimized Store Network
- OEE: Lean Manufacturing / Improved Select Rates
- Lean G&A

- Complementary Sales
- Cost Synergies
- Advanced Capabilities

6A Continued Organic Growth



1 Online



E-Commerce Net Sales
(US$ in millions)
CAGR: 12%
30
33
37
42
2012A
2013A
2014A
2015A

- Pursue omni channel opportunities

2 New Product Development





3 Expand Channels

- Enhance presence in underrepresented channels such as foodservice and high-end specialty stores (> US$2 billion market)

4 Revitalize Brands





5 New Market Opportunities

- Enter new markets at premium price points
- Initially enter via distributors and shift to direct model (e.g. Korea)

6B Platform Optimization



Identified specific areas of improvement and developed initiatives that will yield $10+ million in EBITDA improvement – majority of which will be achieved in the next 12 – 18 months with remainder achieved within 2 – 3 years.

Implement OEE/Select Rate Improvement: From ~68% to 80%

Flatten Organization/ Reduce Layers

Improve Store Margin

Improved Operations → **SG&A Leverage** → **Optimized Store Network**

Improved Operations
- Improvement of production yields
- Implementation of lean manufacturing initiatives

SG&A Leverage
- Margin expansion through efficient cost structure
- Gains through scalable infrastructure

Optimized Store Network
- Performance improvement across network
- Integration with e-commerce

WORLD KITCHEN

6C Disciplined Approach to Growth in a Fragmented Industry

WKI Has Category White Space in a Highly Fragmented Industry

Housewares Market by Category

Categories in which WKI competes
47% of Total Housewares Market



Dinnerware
20%
Kitchen Utensils & Gadgets
14%
Food Storage
11%
Stove Top Cookware
24%
Cutlery
9%
Ovenware
7%
Beverageware
15%

Underpenetrated categories for WKI; WKI is currently pursuing organic expansion to capitalize within these categories
53% of Total Housewares Market

Market Expansion Opportunities

Category	Geography
Beverageware	Europe
Stove Top Cookware	Latin America
Kitchen Utensils & Gadgets	Asia

Key Acquisition Criteria

- ✓ Strong Brands
- ✓ Commercial Synergies
- ✓ Low Capital Expenditures
- ✓ Cost Synergies
- ✓ Advanced Capabilities
- ✓ Valuation Discipline

WORLD KITCHEN


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KITCHEN

IV. Financial Summary

Historical Financial Summary



Net Sales and Gross Margin



(US$ in millions)
2012 – 2015 CAGR: 2.9%
$617
$630
$644
$672
29.4%
30.9%
29.8%
29.3%
2012
2013
2014
2015
Net Sales
% Gross Margin

Working SG&A (1)



(US$ in millions)
$91
$94
$89
$91
14.7%
14.9%
13.8%
13.6%
2012
2013
2014
2015
Working SG&A
% Margin

Adjusted EBITDA



(US$ in millions)
2012 – 2015 CAGR: 6.7%
$63
$71
$75
$77
10.2%
11.2%
11.6%
11.4%
2012
2013
2014
2015
Adjusted EBITDA
% Margin

Adjusted EBITDA Less Capex



(US$ in millions)
$33
$51
$47
$51
5.3%
8.1%
7.4%
7.6%
2012
2013
2014
2015
Adjusted EBITDA Less Capex
% Margin

(1) Does not include SG&A associated with WKI store network.

WORLD KITCHEN

Q1 2016 Update

(US$ in millions)	Q1 2016	Q1 2015	LTM Q1 2016
Net Sales	**$133.2**	**$144.4**	**$660.8**
Gross Profit	37.7	43.9	190.9
Gross Margin %	**28.3%**	**30.4%**	**28.9%**
Total SG&A and A&P	40.0	41.6	157.5
EBITDA	**$9.1**	**$13.6**	**$72.0**
% Margin	*6.8%*	*9.4%*	*10.9%*

Observations

- Net Sales: Decreased due to timing of new product pipeline fill at Costco ($4.7mm), FX (CAD, AUD, KRW, CNY - $3.4mm), and non-repeating loyalty program in Mexico
- Gross Profit: Decreased due to lower sales volume ($2.3mm), FX ($2.6mm), and non-repeat capacity utilization driven by Mexico loyalty program ($2.0mm)
- EBITDA: Decreased due to lower sales volume and lower gross margin percent offset by cost controls
- Typically, 1H represents 40% of revenue and 30% of EBITDA, but in 2015, it represented 45% of revenue and 40% of EBITDA
- Q1 EBITDA outperformed budget

WORLD KITCHEN

Summary of Key Drivers For WKI

	Key Driver	Details
1	**Revenue**	Growth in e-commerce New product launches (e.g. Corelle Market Street line) Distribution gains Product, channel and geographic expansion in China Growing beyond Corelle in Korea Growth in emerging markets
2	**Gross Margin**	Corning plant improvements Product assortment (NPD, gadgets) Geographic and channel mix
3	**A&P and SG&A**	A&P growing with Net Sales Operating efficiencies offsetting inflation
4	**Interest**	$275m Term Loan B: 500 bps + 100 LIBOR floor $100m ABL: 125-175 bps
5	**Tax**	Normalized cash tax rate of 20-25% Minimal US cash taxes due to existing NOL

Top Line and Gross Margin Outlook

Region		2016E	2017E
North America	Sales	$460m	2-4% Growth
	Gross Margin	29%	25-75bps improvement
Asia Pacific	Sales	$198m	5-7% Growth
	Gross Margin	36%	25-75bps improvement
Latam / EMEA	Sales	$22m	4-6% Growth
	Gross Margin	29%	25-75bps improvement

Note: Regional gross margin excludes $10m of unallocated Global Product Supply overhead costs.

Guidance for FY 2016 and FY 2017

	2016E	2017E
Net Sales	$680m	$715m
Gross Profit	$201m 29.6%	$215m 30.1%
Adjusted EBITDA	$78m 11.5%	$84m 11.8%
Adjusted Net Income	$13-18m	$18-24m

FY 2018 and Beyond

- Top line growth of 2-3%... In line with GDP
- Gross margin leveraged with fixed cost and geographic mix
- A&P at 3.5% - 3.75% of net sales
- SG&A improving as % of net sales

Financial Policy

1 Target Leverage

- Sustained leverage of 3 – 4x
- Preserve adequate liquidity with sufficiently sized ABL

2 Acquisition Policy

- Will make acquisitions selectively to add capabilities / products / categories
- Will finance acquisitions responsibly with cash flow and appropriate mix of debt and equity
- Access to follow-on equity proceeds as acquisition currency

3 Dividend Policy

- No dividends anticipated in the near-term, as cash generated by the business will be used to delever and selectively pursue acquisitions

Transaction Structure

Transaction Summary

- Enterprise value of US$566 million, implying valuation of 7.2x[1] 2016E adj. EBITDA
- GP Investments will co-invest US$50 million (new common equity at $10/share)
- GP will be the largest single shareholder, with ~28% ownership
- Current WKI shareholders will roll 6.45 million shares, with ~20% ownership
- New debt raised of US$275 million comprised of a $275 million Senior Secured Term Loan and an $100 million undrawn ABL Facility

Post Merger Shares and Ownership [2]

	$10.00		$18.00	
	Shares	Percentage	Shares	Percentage
GPIA Public Common Shares	17,250,000	52.3%	17,250,000	45.0%
Net Common Shares from GPIA Public Warrants	--	--	3,114,583	8.1
GP Investments Common Shares [3]	9,312,500	28.2	9,312,500	24.3
Net Common Shares from GP Warrants	--	--	2,189,236	5.7
WKI Legacy	6,450,304	19.5	6,450,304	16.8
Total Shares Outstanding	33,012,804	100.0%	38,316,623	100.0%

(1) Assumes a $10.00 stock price.
(2) Net common shares from warrants calculated based on treasury method.
(3) Includes new investments of 5 million shares at US$10.00 per share.
(4) Assumes no redemptions of GPIA public shares.
(5) As of April 3, 2016; debt as of May 2016 of $255.5 million.
(6) Includes seller transaction expenses and cash sent to escrow.
(7) Cash as of May 2016 of $16.0 million.
(8) Excludes $2 million precious metals.

Sources & Uses [4]

Sources	$	Uses	$
Term Loan B	$275	Gross Debt Refinancing	$242[5]
Cash from Trust Account	173	Cash Proceeds to Current Shareholders[6]	202
GP Investments (BS)	50	Rollover Equity	65
Rollover Equity	65	Cash to World Kitchen Balance Sheet	43
Cash from WKI	16	Estimated Transaction Fees	27
Total Sources	$578	Total Uses	$578

PF Capitalization

($ in millions)	LTM 4/3/2016	PF LTM 4/3/2016
Cash & Cash Equivalents[4]	$27[7]	$43
Debt		
Term Loan B	$235	$275
Other Debt	6	5
Total Debt	$246	$279[8]
LTM Adj. EBITDA	$72	$72
Credit Statistics		
Total Debt / LTM Adj. EBITDA	3.5x	3.9x
Net Debt / LTM Adj. EBITDA	3.1	3.3

Firm Value Build

($ in millions, except for share price)	
Total Shares Outstanidng	33.0
x Share Price	$10.00
Total Equity Value	$330
Plus: Total Debt	279[8]
Less: Total Cash	(43)
Total Firm Value	$566
Implied FV / 2016E EBITDA	*7.2x*
Implied FV / 2017E EBITDA	*6.8*

WORLD KITCHEN

Valuation Metrics Comparables (1)



2016E EV/EBITDA



Median: 10.8x
7.2x
14.9x
12.5x
11.6x
11.5x
10.2x
9.2x
8.7x
6.7x
WORLD KITCHEN
Helen of Troy
newell (2)
DeLonghi
Spectrum Brands
SEB
Tupperware
nobia
LIBBEY

2017E EV/EBITDA



Median: 9.5x
6.8x
13.8x
11.0x
10.5x
10.3x
8.7x
8.0x
7.9x
6.4x
WORLD KITCHEN
Helen of Troy
Spectrum Brands
DeLonghi
newell (2)
Tupperware
nobia
SEB
LIBBEY

Note: 2015A EV/EBITDA for Lifetime Brands is 7.2x. Multiples on a forward basis are not available.
Source: Factset and management presentation. Market data as of June 8, 2016. All data calendarized to December year end.
(1) World Kitchen's estimates are calculated based on $566 million of enterprise value.
(2) Pro forma for the acquisition of Jarden.

WORLD KITCHEN

Key Investment Highlights

1. Leading Market Positions via Iconic Brand Portfolio in Large and Stable Homeware Sector
2. Diverse, Global Footprint Across Multiple Brands, Channels and Retail Partners
3. Significant Presence in High Growth Emerging Markets
4. Proprietary Technology and Track Record of Innovation
5. Solid Financial Performance with Consistent Growth
6. Three Pillar Strategy for Growth and Value Creation
   - 6A Continued Organic Growth
   - 6B Platform Optimization
   - 6C Sector Consolidation Opportunity

WORLD KITCHEN


WORLD
KITCHEN

V. Appendix

Non-GAAP Reconciliation

(US$ in millions)

	FY 2013	FY 2014	FY 2015	TTM Q1 2016
Net Income (Loss)	($12.2)	($75.5)	$11.6	$6.0
Interest Expense - Net	18.2	20.7	19.6	19.0
Income Tax Expense (Benefit)	(0.6)	80.0	3.6	5.1
D&A	41.9	41.8	37.3	36.5
EBITDA	**$47.3**	**$67.0**	**$72.1**	**$66.7**
Management Adjustments				
Stock-Based Compensation	$1.5	$0.8	$1.2	$1.2
Cost Reductions	2.2	3.8	1.4	1.0
Restructuring Charges	16.5	2.6	1.0	2.3
Other Adjustments(1)	3.1	0.7	0.8	0.8
Adjusted EBITDA	**$70.6**	**$74.8**	**$76.6**	**$72.0**

(1) Includes losses on fixed asset disposals, losses on purchase of inventory, one-time cost associated with HQ relocation, severance costs as a result of restructuring and various other non-recurring costs.

WORLD KITCHEN

Seasonality

(US$ in millions)	FY 2012	Q1	Q2	1H	Q3	Q4	2H
Net Sales	$617	19.8%	21.1%	40.8%	26.7%	32.5%	59.2%
Adj. EBITDA	$63	12.4%	17.0%	29.4%	24.2%	46.3%	70.6%

(US$ in millions)	FY 2013	Q1	Q2	1H	Q3	Q4	2H
Net Sales	$630	19.9%	21.0%	40.9%	26.2%	32.9%	59.1%
Adj. EBITDA	$71	14.3%	17.9%	32.2%	25.1%	42.7%	67.8%

(US$ in millions)	FY 2014	Q1	Q2	1H	Q3	Q4	2H
Net Sales	$644	19.4%	21.5%	40.9%	25.1%	34.0%	59.1%
Adj. EBITDA	$75	8.4%	14.3%	22.7%	32.4%	44.9%	77.3%

(US$ in millions)	FY 2015	Q1	Q2	1H	Q3	Q4	2H
Net Sales	$672	21.5%	21.9%	43.4%	25.2%	31.3%	56.6%
Adj. EBITDA	$77	17.8%	20.5%	38.3%	23.9%	37.8%	61.7%

Track Record of Modest Leverage


Net Debt / Adj. EBITDA
Plant Capacity Increase / Snapware Acquisition
Dividend Recap
2.3x
3.2x
2.7x
3.1x
3.0x
2.7x
3.3x
2010A
2011A
2012A
2013A
2014A
2015A(1)
PF LTM 04/03/2016

(1) PF 2015 net leverage is calculated based on $236mm net debt at transaction close and $77mm 2015 adj. EBITDA.

Net Working Capital Seasonality

Net Working Capital Seasonality[1] – WC usage typically within $40mm


200
180
160
140
120
100
80
60
40
20
0
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15

(1) NWC calculated as Accounts Receivable + Inventory—Accounts Payable.

Historical Capital Expenditures

(US$ in millions)



$31
$14
$9
$8
$19
$10
$9
$25
$3
$14
$8
$25
$3
$14
$9
2012A
2013A
2014A
2015A
Tank Rebuilds
Maintenance
Growth

Proprietary Manufacturing Facilities




Corning, NY
Charleroi, PA
Mira Loma, CA
Johor Bahru, Malaysia

Corning, NY



- Fully-owned 12 acre plant site, 361,000 square foot facility purchased in 1998
- Only facility in the world capable of manufacturing Vitrelle® glass feedstock for CORELLE
- ~30% of product shipped to a Malaysian decorating facility to serve the Asian market
- **$50MM+ Investment in 2011 to expand capacity by 50% to meet Corelle® demand in Asia**
- 24 / 7 operation
- ~550 employees; ~480 are union employees

Charleroi, PA



- Fully-owned 22 acre plant site purchased in 1998
- Manufactures primarily pyrex and Snapware
- 592,000 square food facility
- 24 / 7 operation
- ~360 employees; ~320 are union employees

Mira Loma, CA


SNAPWARE

- Established in 1994 and acquired in 2010
- 168,000 square foot manufacturing facility (leased building)
- Advanced injection molding facility with 38 injection molding and 4 blow molding machines
- State-of-the-art system for centralized material loading and distribution
- Facility is ISO 9001:2000 certified
- 24 / 7 operation
- ~300 employees; all non-union

Johor Bahru, Malaysia



- Established in 1989 and acquired in 1998
- 149,000 square feet decoration facility and distribution center for Asia-Pacific, decorating roughly 25 million pieces per year
- Machinery includes decal cutting machine and storage, heat release and printing machines, handle attachment, firing kiln and packing line
- 24 / 7 operation
- ~500 employees; ~340 are union employees

WORLD KITCHEN

Optimized Sourcing Model

Manufactured vs. Sourced Product Mix

2015 Mix


Sourced Product
38%
62%
Manufactured Product

Target Mix


Sourced Product
50%
50%
Manufactured Product

Benefits of Strategic Sourcing Model

- Improved speed to market
- Broader source for innovation
- Reduced capital investment and improved CapEx / EBITDA

Initiatives to Achieve

- Strategic relationships with sourcing partners
  - ✓ Joint manufacturing excellence programs
  - ✓ Innovation shared with World Kitchen first
- Acquire housewares players with predominantly sourced products

WORLD KITCHEN

Looking Forward – The Global Housewares Market



North America Category Outlook

- Growth in housewares tracks GDP and the industry should benefit from positive tailwinds from trends such as urbanization, economic growth and increased disposable income
- Online retailing is the fastest growing channel having increased at 29% from 2010 – 2014 and is projected to grow at 13-15% from 2015 - 2018

Category Growth



Market CAGR ('15-'18E)
2012-2015 CAGR: 1.6%
2015-2018 CAGR: 1.9%
11.0 11.2 11.4 11.7 12.0 12.3 12.6
4.2 4.2 4.3 4.4 4.5 4.6 4.7
6.8 7.0 7.1 7.3 7.5 7.7 7.9
1.7%
2.0%
2012 2013 2014 2015 2016 2017 2018
Kitchen Dining

APAC Category Outlook

- The Chinese housewares market grew at a 10% CAGR between 2012 and 2015, reaching US$13.5 billion in 2015. The economic slowdown in China is expected to generate a deceleration of growth to 5-7% in the period between 2015 and 2018.
- The Korea housewares market grew at a 3% CAGR between 2012 and 2015, reaching $2.3bn in 2015. It is expected to grow at the same 3% rate between 2015 and 2018, tracking GDP growth.

China & Korea Housewares Market



China Homewares Market Size
(US$ in billions)
2012-2018 CAGR: 7.6%
9.9 11.3 12.8 13.5 14.0 15.2 16.5
2012 2013 2014 2015 2016 2017 2018
Y-O-Y Growth
16.5% 14.1% 13.3% 5.5% 3.7% 8.6% 8.6%



South Korea Homewares Market Size
(US$ in billions)
2012-2018 CAGR: 3.1%
2.1 2.3 2.4 2.3 2.3 2.5 2.6
2012 2013 2014 2015 2016 2017 2018
Y-O-Y Growth
2.3% 7.3% 4.3% (4.2%) 0.0% 8.7% 4.0%

Source: Euromonitor

Company Timeline



GP Investments Acquisition Corp. to acquire World Kitchen
2016
2015
Celebrate Pyrex 100th Year
Acquired Snapware
2010
2006
Entered China
OXO sold to Helen of Troy for $275m
2004
WKI filed Chapter 11
2003
Emerged from Chapter 11
2002
1999
Corningware Consumer Products Company acquired EKCO and General Housewares
3 layer, 2 glass technology (Vitrelle) launches as Corelle
1998
KKR acquired Corningware Consumer Products Company
1970
1915
Corning launches consumer products divisions with introduction of heat resistant glass bakeware trademarked as Pyrex